Exhibit 10.7

Equity Pledge Agreement

among

Zhixuan International Management Consulting (Shenzhen) Co., Ltd.

as Party A

and

Shenzhen Huiye Tianze Investment Holding Co., Ltd.

as Party B

and

Shareholders of Huiye Tianze as listed in Annex I hereto

as Party C

Dated: June 6, 2019

Equity Pledge Agreement

THIS EQUITY PLEDGE AGREEMENT (this “Agreement”) is made and entered into by and among the following parties on June 6, 2019:

Party A: ZHIXUAN INTERNATIONAL MANAGEMENT CONSULTING (SHENZHEN) CO., LTD., a limited liability company incorporated and validly existing under the laws of the People’s Republic of China (“China”, which expression, for the purposes of this Agreement only, excludes Hong Kong and Macao Special Administrative Regions and Taiwan) with uniform social credit code 91440300342689610N, having its registered address at Room 201, Building A, No. 1, Qianwan 1st Road, Qianhai-Shenzhen-Hong Kong Corporation Zone, Shenzhen, China (in Shenzhen Qianhai Business Scretary Co., Ltd.)

Party B: SHENZHEN HUIYE TIANZE INVESTMENT HOLDING CO., LTD., a limited liability company incorporated and validly existing under the PRC laws with uniform social credit code 91440300319460869J, having its registered address at Room 201, Building A, No. 1, Qianwan 1st Road, Qianhai-Shenzhen-Hong Kong Corporation Zone, Shenzhen, China (in Shenzhen Qianhai Business Scretary Co., Ltd.)

Party C1: SHENZHEN HUIDECHENG INVESTMENT DEVELOPMENT LIMITED PARTNERSHIP, a limited partnership incorporated and validly existing under the PRC laws with uniform social credit code 914403003194841583, having its registered address at Room 501, Building 4, Yuehai Industrial Village (Shenzhen Animation Park), Yuehai Road, Nanshan District, Shenzhen

Party C2: XIAMEN SIYUAN INVESTMENT MANAGEMENT CO., LTD., a limited liability company incorporated and validly existing under the PRC laws with uniform social credit code 913502030793662583, having its registered address at Area B, Room 365, 859 West Lianqian Road, Siming District, Xiamen

Party C3: FOCUS TECHNOLOGY CO., LTD., a limited liability company incorporated and validly existing under the PRC laws with uniform social credit code 91320191250002463L, having its registered address at 12F, Block A, Xinghuo Road Software Building, Nanjing High-tech Development Zone

Party C4: SHENZHEN HUIDELI CONSULTING MANAGEMENT PARTNERSHIP (LIMITED), a limited partnership incorporated and validly existing under the PRC laws with uniform social credit code 91440300MA5DF65AX2, having its registered address at Room 201, Building A, No. 1, Qianwan 1st Road, Qianhai-Shenzhen-Hong Kong Corporation Zone, Shenzhen, China (in Shenzhen Qianhai Business Scretary Co., Ltd.)

Party C5: JIAXING WEIRONG INVESTMENT MANAGEMENT PARTNERSHIP (LIMITED), a limited partnership incorporated and validly existing under the PRC laws with uniform social credit code 91330402MA28A65U6D, having its registered address at Room 573-164, Floor 5, Building 2, Lianchuang Building, 883 Guangyi Road, Jiaxing City, Zhejiang Province

Party C6: SHENZHEN CHUANG DONG FANG CHANGLE INVESTMENT LLP, a limited partnership incorporated and validly existing under the PRC laws with uniform social credit code 914403003197715019, having its registered address at Room 1209, West Block, Zhuzilin Qiushi Building, Middle Shennan Road, Xiangmihu Street, Futian District, Shenzhen

Party C7: SHENZHEN CHUANG DONG FANG INTERNET FINANCING INVESTMENT LLP, a limited partnership incorporated and validly existing under the PRC laws with uniform social credit code 91440300088426670Y, having its registered address at Room 1209, West Block, Zhuzilin Qiushi Building, Middle Shennan Road, Futian District, Shenzhen, China

Party C8: SHENZHEN CHUANG DONG FANG CHANGRUN INVESTMENT LLP, a limited partnership incorporated and validly existing under the PRC laws with uniform social credit code 91440300311980210A, having its registered address at Room 1209, West Block, Zhuzilin Qiushi Building, Middle Shennan Road, Xiangmihu Street, Futian District, Shenzhen, China

Party C9: BEIJING KOALA KUNLVE INTERNET INDUSTIAL INVESTMENT FUND LLP, a limited partnership incorporated and validly existing under the PRC laws with uniform social credit code 91110000357933639B, having its registered address at Room 1115, Floor 11, Block D1, No. 1, Zhongguancun, Beiqing Road, Haidian District, Beijing

Party C10: SHENZHEN DACHEN CHUANGKUN INVESTMENT LIMITED ENTERPRISE, a limited partnership incorporated and validly existing under the PRC laws with uniform social credit code 91440300359772736N, having its registered address at Floor 23, East Zone, Special Area Newspapers Building, 6008 Shennan Avenue, Lianhua Street, Futian District, Shenzhen

Party C11: XINYU DONG GUANG YUAN INVESTMENT MANAGEMENT CENTER LLP, a limited partnership incorporated and validly existing under the PRC laws with uniform social credit code 91360502MA368GQE54, having its registered address at Room 801, New Economic Building, 21 Kangtai Road, Yushui District, Xinyu City, Jiangxi Province

Party C12: SHENZHEN CHUANG DONG FANG CHANGCHEN INVESTMENT LLP, a limited partnership incorporated and validly existing under the PRC laws with uniform social credit code 914403000886163784, having its registered address at Room 1209, West Block, Zhuzilin Qiushi Building, Middle Shennan Road, Futian District, Shenzhen, China

(Party C1, Party C2, Party C3, Party C4, Party C5, Party C6, Party C7, Party C8, Party C9, Party C10, Party C11 and Party C12 are collectively referred to as the “Shareholders of Huiye Tianze” or “Party C.”)

(Party A, Party B and Party C are referred to individually as a “Party” and collectively as the “Parties.”)

WHEREAS:

1.

In addition to this Agreement, Party A, Party B and Party C are also parties to an Exclusive Option and Equity Custody Agreement, an Exclusive Business Cooperation Agreement and a Power of Attorney, all of which have been signed on the date of execution of this Agreement (collectively referred to as , “Series of Cooperation Agreements”).

2.

As of the date of execution of this Agreement, Party C holds 100% of the equity in Party B (refer to the register of shareholders attached hereto as Annex III for the capital contribution and shareholding ratio by each Shareholder of Huiye Tianze) and agrees to provide security for performance by Party B and Party C of their respective obligations under the Series of Cooperation Agreements by way of equity pledge, and Party A agrees to accept such security.

NOW, THEREFORE, through friendly negotiation, Party A, Party B and Party C hereby agree as follows:

1.	Pledge

1.1

Party C agrees to pledge 100% of the equity in Party B (the “Pledged equity”), as well as all rights, interests and benefits in, to and with respect to such equity to Party A to secure performance by Party B and/or Party C of their respective obligations under the Series of Cooperation Agreements.

1.2

If Party B should be dissolved or liquidated in accordance with the mandatory provisions of the PRC laws, then (1) any distributions lawfully received by Party C from Party B following proper completion of the dissolution or liquidation procedures against Party B shall be deposited into the account designated by Party A and under Party A’s equity custody and shall be used to discharge the secured obligations first as security for performance of the obligations under the Series of Cooperation Agreements; or (2) all residual assets in Party B after liquidation has been made against Party B pursuant to the PRC laws and regulations shall be transferred to Party A or a third party designated by Party A at the price of RMB 1.00 or such other lower price as permitted by the PRC laws and regulations.

2.	Scope of Secured Obligations

2.1

The obligations secured hereunder include all obligations or debts (the “Secured Obligations”) due and payable by Party B and Party C under the Series of Cooperation Agreements (as renewed, amended and/or supplemented), including but not limited to the management and consulting service fees payable by Party B and Party C under the Series of Cooperation Agreements, interest, liquidated damages, compensation, costs of realizing claims, losses and all other amounts payable by Party B and Party C to Party A for their breach of the contract, damages (including but not limited to direct, indirect and consequential damages, and loss of anticipated profits) payable to the Pledgee due to invalidity, cancellation or termination of the Series of Cooperation Agreements, as well as all costs incurred by Party A for the purpose of enforcing the contractual obligations of Party C and/or Party B, etc. The aforesaid obligations or debts constitute the entire scope of secured obligations hereunder.

2.2

The validity of the security hereunder shall not in any way be affected by any amendment or change to any of the Series of Cooperation Agreements. No invalidity, cancellation or termination of any of the Series of Cooperation Agreements shall affect the validity of this Agreement. If any of the Series of Cooperation Agreements is held invalid or cancelled or terminated for any reasons, then the Pledgee shall be entitled to immediately realize the pledge in accordance with the provisions of Article 10 hereof.

3.	Term of Pledge

3.1

This Agreement shall take effect immediately upon the signature and seal by the Parties and upon entry by Party B of the equity pledge hereunder into its register of shareholders in the form and content as set out in Annex III hereto. The equity pledge shall exist as of the date when it has been registered with the competent administration for industry and commerce. The term of the pledge hereunder shall commence as of the effective date hereof and end on the date when all Secured Obligations have been fully performed and discharged. All profits distributed in the form of dividend or otherwise in respect of the Pledged equity during the term of the pledge shall be owned by Party A, and without violating the PRC laws and within 3 days from the date of receipt of such dividends and/or distributions, Party C shall freely transfer the same to Party A or a third party designated by Party A after all taxes levied thereon have been paid. If during the term of the pledge, Party B and/or Party C fail to fully perform their obligations under the Series of Cooperation Agreements, Party A shall be entitled to dispose of the Pledged equity in such manner as permitted by the PRC laws, including but not limited to paying the debts owing to Party A with the Pledged equity lawfully in accordance with discounted value upon agreement with Party C, or auctioning or selling such equity.

3.2

For the avoidance of doubt, for the purpose of registration of the aforesaid equity pledge with the competent administration for industry and commerce, the Parties agree that upon request by the competent administration for industry and commerce, a separate Equity Pledge Agreement or similar document (the “Simplified Equity Pledge Agreement”) may be executed in respect of such equity pledge (if necessary), provided, however, that such Simplified Equity Pledge Agreement may be used only for registration of the equity pledge with the competent administration for industry and commerce and shall not be used as evidence of the rights and obligations that a Party has against and to the other Parties in respect of the equity pledge hereunder, which rights and obligations shall nonetheless be as set out herein.

4.	Registration

4.1    Party B and Party C severally and jointly undertake to Party A that:

4.1.1

Party C has full legal right, power and authority to enter into this Agreement and perform the obligations hereunder and has made a resolution of board of shareholders in the form and content as set out in Annex II attached hereto;

4.1.2

On the date hereof, Party B shall enter the equity pledge hereunder into its register of shareholders in the form and content as set out in Annex III attached hereto and contribution certificate in the form and content as set out in Annex IV attached hereto;

4.1.3

Party B shall (and Party C shall procure that Party B shall) complete registration formalities with the competent administration for industry and commerce in respect of the equity pledge hereunder and obtain a written certificate of such registration from such authority and submit it to Party A within 1 month following the execution hereof; and

4.1.4

If any change in the registered matters regarding the equity pledge hereunder is required by law to be recorded, then upon Party A’s written consent and within 10 days from the date of occurrence of such change, Party B shall make records of the same, submit related change registration documents to and handle registration formalities with the competent administration for industry and commerce in respect of such change (if necessary), and obtain a written certificate of such registration from such authority and submit it to Party A.

5.	Party C’s Representations

5.1

Party C is a limited liability company or a limited partnership, as the case may be, duly incorporated and validly existing under the PRC laws which has full legal right, power and authority to enter into and execute this Agreement and the transactions contemplated hereunder and has the ability to perform its duties and obligations hereunder. It has taken any and all necessary and appropriate legal acts required to enter into this Agreement and shall execute any and all necessary documents and take any and all acts as may be required to enable this Agreement to be performed successfully.

5.2

Party C is the sole legal owner of the Pledged equity and has the right to create the first and paramount pledge on such equity in favor of Party A. The Pledged equity are free and clear of any disputes over ownership or civil, administrative or criminal proceedings, administrative penalties or arbitrations. The Pledged equity can be charged and transferred according to law, and Party C has the right to dispose of the Pledged equity or any part thereof (unless otherwise agreed in the Series of Cooperation Agreements).

5.3

Except for the pledge hereunder, as well as the Pledged equity, trusteeship or other limitations created under the Series of Cooperation Agreements, no mortgage, charge, security, lien, priority, option, trusteeship and so on has been or shall be created on the Pledged equity (in favor of any third parties other than Party A or a third party designated by Party A), which are not subject to any other forms of limitations on right, either. Such equity are free and clear of any nominee shareholder agreement, trusteeship or any other conditions restricting their use. All legal procedures or formalities due on such equity have been completed. These equity have not been lawfully seized, frozen, distrained or put under the custody of any third party, and are not entitled to immunity from litigation, execution, enforcement measures or other legal proceedings.

5.4

This Agreement shall constitute a legal, valid and binding obligation of Party C and shall be enforceable against Party C in accordance with its terms immediately upon entry of the equity pledge hereunder into the register of shareholders and the contribution certificate and completion of the registration thereof with the competent administration for industry and commerce.

5.5

The entry and performance of this Agreement by Party C and Party B do not violate the articles of association and internal regulations of Party B. The entry and performance of this Agreement by Party C do not violate the PRC laws and regulations and related provisions of competent governmental authorities, or violate any agreements between it and any third parties, or result in violation of any conditions upon which any permits or approvals held by Party B and/or its divisions can be maintained or result in termination or withdrawal of or any additional conditions on any such permits or approvals.

5.6

Party C and Party B have obtained from all related parties (including the shareholders and boards of directors of the Parties, as well as competent governmental and other authorities) all necessary approvals, permits and consents in connection with the entry of this Agreement so as to enable this Agreement to be performed successfully and continue in full force and effect during the validity period of this Agreement.

5.7	Neither Party C nor Party B has taken any acts which might have any material adverse effect on the assets and business of Party B prior to date of execution of this Agreement.

5.8

Party C hereby warrants to Party A that the aforesaid representations shall be true and correct at all times and in all cases and be fully complied with until full performance of the contractual obligations or full discharge of the Secured Obligations.

6.	Warranties and Undertakings of Party C and Party B

6.1	During the existence of this Agreement, Party B and Party C severally warrant to Party A that:

6.1.1

Without prior written consent of Party A, Party C shall not transfer the Pledged equity, or create or permit to subsist, any security interests, other than the pledge hereunder, on the Pledged equity, unless otherwise agreed upon by Party A and Party C; Party B shall not consent to or assist with the aforesaid acts;

6.1.2

Without prior written consent of Party A, Party C shall not sell, rent out, lend, transfer, assign, gift, remortgage, put on trust, acquire equity with or otherwise dispose of all or part of the Pledged equity, nor shall it consent to any resolutions intended to increase or reduce the registered capital of Party B, or to any forms of listing by Party B, including through initial public offering, reverse merger and/or reorganization of assets; Party B shall not consent to or assist with the aforesaid acts;

6.1.3	Party C shall not do, or permit to be done, any acts or events which would violate the laws or this Agreement;

6.1.4

Party C shall comply with and perform all laws and regulations concerning pledge of rights and shall present to Party A any notices, directives or recommendations given or formulated by the relevant competent authority in respect of the charge within 5 days from its receipt thereof and comply with or upon reasonable request by Party A or with Party A’s consent, put forwards opinions or make statements challenging the same;

6.1.5

This Agreement shall be effective and irrevocable to any heir, successor, agent or administrator of Party C, which shall procure that its heir, successor, agent or administrator is bound by this Agreement. If the underlying equity and/or underlying assets under the Exclusive Option and Equity Custody Agreement are common property of Party C and/or Party B and another person, then Party C and/or Party B shall procure that such person consents to the arrangements hereunder and undertakes to be bound by this Agreement;

6.1.6

Party C agrees that the rights that Party A has in and to the pledge under the terms hereof shall not be interrupted or impaired by any legal proceedings instituted by Party C or its successor or principal or any other persons;

6.1.7

Party C shall not take, or allow to be taken, any actions or acts which might have adverse effect on the interests of Party A under the Series of Cooperation Agreements or the Pledged equity, and Party B shall not consent to or assist with the aforesaid actions or acts. Party C and Party B shall promptly notify the Pledgee of any events or received notices which might have effect on the rights in and to the Pledged equity or any part thereof, or change any undertakings and obligations of the Pledgor hereunder, or have effect on performance by Party C of its obligations hereunder;

6.1.8

Party C undertakets that while the Series of Cooperation Agreements remain effective, (1) unless with written consent of Party A, Party C shall not directly or indirectly participate in, engage in, acquire, or hold any business which competes or may compete with that of Party A or its subsidiaries or be interested in any such business (whether by itself or through any other persons or entities); (2) no action or inaction by Party C shall result in any conflict of interest between it and Party A; (3) if any such conflict of interest arises, without violating the PRC laws, Party C shall take any acts as may be instructed by Party A to eliminate such conflict of interest; and

6.1.9

Party C warrants that if Party B and/or Party C breach the provisions of any of the Series of Cooperation Agreements, and Party A requires Party C and/or Party B to transfer the underlying equity and/or underlying assets under the Exclusive Option and Equity Custody Agreement to it, then Party C and/or Party B shall immediately enter into a share transfer agreement and/or an assets transfer agreement with Party A or a third party designated by Party A to transfer the aforesaid underlying equity and/or underlying assets to Party A or such third party.

6.2

Party C agrees that for the purpose of implementation of this Agreement and subject to compliance with the statutory provisions, Party A shall have the right to dispose of the pledge hereunder in such manner as specified herein and that the exercise by Party A of the rights that it obtains in and to the Pledged equity under the terms hereof shall be free from any interruption or impairment by Party C or its assignee or principal or any other persons.

6.3

Party C undertakes to Party A that in order to protect or perfect the security created hereunder for the payment of the obligations under the Series of Cooperation Agreements, Party C shall execute and/or take in good faith and procure that all other parties interested in the Pledged equity execute and/or execute all certificates of entitlements and deeds and/or all acts as may be requested by Party A in connection with the implementation of this Agreement and shall provide convenience for the exercise of the rights and authority conferred on Party A hereunder.

6.4

Party B and Party C shall strictly comply with the provisions of this Agreement and of all other agreements executed, whether severally or jointly, by the Parties in connection herewith, including the Series of Cooperation Agreements, perform the obligations under the Series of Cooperation

Agreements, and refrain from making any actions/inactions which are sufficient to affect the validity and enforceability of such agreements. Without written instructions of Party A, Party C shall not exercise any rights that it retains in and to the Pledged equity.

6.5

Party C undertakes to Party A that in order to guarantee Party A’s interests, Party C shall perform all undertakings, covenants, agreements, representations and conditions made by it under the Series of Cooperation Agreements and shall cause and procure that Party B performs all undertakings, covenants, agreements, representations and conditions made by it under the Series of Cooperation Agreements. If Party B or Party C does not perform or fails to fully perform the aforesaid undertakings, covenants, agreements, representations and conditions, Party B or Party C, as the case may be, shall indemnify and hold Party A harmless from and against all losses resulting from such non-performance or partial performance.

6.6	Party C undertakes to Party A that it shall immediately notify Party A of any matters which might have effect on all or part of the Pledged equity or on any interests of Party A under this Agreement.

6.7

In the event that Party C transfers, whether in whole or part, the equity that it holds in Party B to a third party with prior written consent of Party A during the term hereof, Party C undertakes that it shall cause and procure that the transferee enters into an agreement in the same form and content as the form and content hereof with Party A and Party B or otherwise accepts the assignment of all or part of Party C’s rights and obligations hereunder upon the consents of the other Parties so as to ensure that this Agreement can be continued or the arrangements and purposes set out herein can be accomplished.

6.8

If during the term hereof, Party C subscribes any increased registered capital (including that derived from capitalization of capital reserves or undistributed profits, etc.) (“New equity”) in Party B, then such New equity shall automatically become part of the Pledged equity hereunder, and Party C and Party B shall complete, or cause to be completed, all formalities required for creating pledge on such New equity within 10 days upon the obtaining of the same. Should Party C and Party B fail to complete, or cause to be completed, related formalities pursuant to the forgoing provisions, Party A shall be entitled to immediately realize the pledge hereunder in accordance with the provisions of Article 10 hereof.

6.9	Party C assumes joint liability for the obligations hereunder.

6.10	Party C irrevocably agrees to waive the preemptive right in case of share transfer arising out of exercise by the Pledgee of the pledge hereunder.

7.	Assignment

7.1	Without prior written consent of Party A, Party B and/or Party C shall not assign all or part of the rights and/or obligations hereunder to a third party.

7.2	This Agreement is binding on the Parties and their respective successors and inure to the effectiveness of the Parties and their respective successors and assignees.

7.3

Party A may at any time assign all or any of its rights and obligations under this Agreement and/or the Series of Cooperation Agreements to any person (individual/legal person) (including but not limited to Party A’s holding companies, subsidiaries or affiliates) designated by it, and in such case, the assignee shall have the rights and obligations that Party A has under this Agreement and/or the Series of Cooperation Agreements as if it were originally a party to this Agreement and/or the Series of Cooperation Agreements.

7.4

In case of change of the Pledgee due to the aforesaid assignment, the parties to such new pledge shall enter into a new Equity Pledge Agreement in the same form as that hereof and register the new pledge with the competent administration for industry and commerce.

8.	Confidentiality

8.1

For the purposes of this Agreement, the term “Confidential Information” includes but is not limited to all or any part of the contents or information contained in (1) any oral or written information obtained by Party C from Party A or Party B in connection with this Agreement; (2) any contracts, agreements, memos, schedules, drafts or records (including this Agreement) entered into among the Parties for the purposes hereof; (3) any information obtained by Party C from Party A or Party B which is not specified as public information when provided; and (4) all arrangements and transactions hereunder.

8.2	Unless with prior written consent of Party A, neither Party B nor Party C shall divulge the Confidential Information to any party other than the Parties hereto in any way.

8.3

Both Party B and Party C shall take necessary measures to ensure that the Confidential Information is disclosed to their staff, agents or consultants who need to know the same only, provided that such staff, agents or consultants shall be required to strictly observe this Article 8 and not to divulge the Confidential Information so disclosed to them to any third parties. Both Party B and Party C undertake to disclose or reveal the Confidential Information to their staff, agents or consultants only on a need-to-know basis.

8.4	The confidentiality obligations set out herein shall not apply to any Confidential Information that:

8.4.1	is publicly known prior to divulgement thereof (unless such information is divulged in a manner violating this Agreement);

8.4.2	is disclosed or divulged with prior written consent of Party A;

8.4.3

is disclosed in accordance with the mandatory requirements made by governmental authorities, stock exchanges, regulatory authorities or other authorities or set out in laws and statutes, provided, however, that in the case of governmental or other authorities, such disclosure requirements shall be made in an official written document, or Party C shall reject required disclosure and shall not disclose or divulge any Confidential Information; and

8.4.4

is required to be disclosed by any Party to its legal or financial advisor in respect of the transaction contemplated hereunder, provided, however, that such legal or financial advisor shall be bound by the confidentiality obligations which are similar to those set out in this Article.

8.5	In case of breach of this Article, Party C or Party B, as the case may be, shall indemnify and hold Party A harmless from and against the losses (if any) resulting from such breach.

9.	Liability for Breach

9.1	Each of the following events is deemed as an event of default:

9.1.1

Party B, Party C or their respective successors or assignees or trustees fail to timely and fully perform any of their respective obligations under the Series of Cooperation Agreements, or fail to pay any Secured Obligations on schedule and in full;

9.1.2	Any representations made by Party C in Article 5 hereof are false, fraudulent, misleading or incorrect;

9.1.3	Party C breaches any warranties and undertakings set out in Article 6 hereof;

9.1.4

Party B and/or Party C refuse to handle or intentionally delay in handling the registration formalities set out in Article 4 hereof for the pledge hereunder and fail to correct such breach within 10 days from the date of giving by the Pledgee of a written request requiring them to do so;

9.1.5

Any external borrowings, guarantee, indemnities, commitments or other liabilities of Party C (1) are required to be repaid or performed in advance due to default by it; or (2) cannot be repaid or performed when due, as a result of which Party A reasonably believes that Party C’s ability to perform the obligations hereunder is subject to material adverse effect;

9.1.6

This Agreement becomes invalid, voidable or unenforceable due to enactment of relevant laws and regulations, as well as faults (including inactions) by Party C, or Party C is unable to continue to timely and fully its obligations hereunder;

9.1.7

Any governmental consents, permits, approvals, registrations or authorizations necessary for this Agreement to be legal, valid and enforceable are withdrawn or suspended, or expire, or are subject to material adverse amendment due to faults (including inactions) by Party C;

9.1.8

Any material adverse changes occur in the property owned by Party C, as a result of which Party A reasonably believes that Party C’s ability to perform the obligations hereunder is subject to material adverse effect;

9.1.9

The successors or assignees of Party B and/or Party C can only perform part of, or refuse to perform, the obligations of guarantee and/or obligations of payment under this Agreement and/or the Series of Cooperation Agreements;

9.1.10	Default caused by Party C’s actions or inactions violating other provisions of this Agreement and/or the Series of Cooperation Agreements; or

9.1.11	Any other circumstances under which Party A cannot exercise the pledge as provided in relevant laws and due to faults (including inactions) by Party C.

9.2

Party C shall notify Party A in writing of any matters described in Article 9.1 hereof or any events likely to give rise to any such matters promptly when it becomes aware or should become aware of the occurrence of such matters or events.

9.3

In case of occurrence of an event of default described in Article 9.1, Party A may, at the time of occurrence of such event of default or at any time thereafter, send a notice of exercise of the pledge to Party C in writing, requiring disposing of the Pledged equity in accordance with the provisions hereof, except that Party B and/or Party C have taken measures to correct such event of default to the satisfaction of Party A within 10 days following occurrence thereof.

9.4	The default clause set out herein does not affect the exercise of any other remedies and rights available to the Parties under the current PRC laws and regulations.

9.5

No waiver by a Party of any breach by the other Party hereunder shall be effective unless the same is made in writing. No failure or delay in exercising any of its rights or remedies hereunder by a Party shall not deemed to be waiver of such right or remedy, nor shall any partial exercise of any of its rights or remedies hereunder by such Party shall preclude it from exercising any other rights or remedies.

10.	Exercise of Pledge

10.1	In case of occurrence of an event of default described in Article 9.1, Party A may, at the time of the giving of a notice of exercise of the pledge as described above or at any time thereafter, exercise the right to dispose of the Pledged equity, except that Party B and/or Party C have taken measures to correct such event of default to the satisfaction of Party A within 10 days following occurrence thereof. Party A shall not be liable for the losses (if any) resulting from its reasonable exercise of the right to dispose of the Pledged equity.

10.2

Party A shall have the right to dispose of all or part of the Pledged equity hereunder in accordance with legal procedures (including but not limited to upon mutual agreement by the Parties, paying the debts owed to the Pledgee with the Pledged equity in accordance with discounted value, or lawfully auctioning or selling the Pledged equity, etc.) and shall have the priority of being paid with the proceeds derived from such disposal until all Secured Obligations have been fully performed and discharged.

10.3

Party C shall not (and shall procure that Party B shall not) impede Party A from disposing of the Pledged equity in accordance with this Agreement and shall provide necessary assistance to enable Party A to realize the pledge hereunder.

10.4	All reasonable costs and expenses incurred by Party A in exercising any or all of the rights hereunder (including but not limited to the pledge over the Pledged equity) shall be borne by Party B.

11.	Force Majeure

11.1

In this Agreement, Force Majeure means wars, fires and natural disasters, such as earthquakes, floods, storms, snow disasters, etc.; or other events which cannot be foreseen at the time of conclusion of this Agreement and whose occurrence is irresistible and inevitable. However, inadequate credit, funding or financing shall not be deemed as matter beyond the reasonable control of a Party. A Party seeking exemption of the obligation to perform this Agreement or any provisions hereof when affected by force majeure shall as soon as reasonably practical send a request for such exemption to the other Parties by telegraph or fax, via e-mail or otherwise and shall within five (5) days provide written evidences proving the occurrence of such force majeure and inform the other Parties of the steps required to achieve such performance.

11.2

Neither Party shall be held liable for any failure or delay in performing all or any part of its obligations hereunder to the extent that such failure or delay has been caused by force majeure, provided, however, that the affected party shall resume the performance of its obligations hereunder following elimination of the impact of such force majeure. If the performance of this Agreement has become impossible or unnecessary due to force majeure, the Parties shall through friendly negotiation agree upon a solution to such case.

12.	Notices and Service

12.1

All notices or other correspondences given hereunder shall be written in Chinese and shall be deemed to have been duly given if delivered personally or sent by registered mail or prepaid mail or by courier service or by facsimile transmission to the addressee at the address confirmed by the addressee or the Parties or such other address as may be notified by the addressee to the other Parties in writing or the address of another person designated by the addressee. Any such notice shall be deemed to have been duly served (1) on the date of delivery if delivered personally; (2) the tenth (10) day of the date of posting (as shown in the postmark) of the registered airmail (postage prepaid) if sent by letter, or the fourth (4) day after deposit with the courier service provider if sent by courier service; or (3) at the time of receipt shown in the transmission confirmation report if sent by facsimile transmission.

12.2	Each Party acknowledges that for the purposes of the notices hereunder and the service thereof, its contact details are set out in Annex V attached hereto.

13.	Change, Rescission and Termination of Agreement

13.1

This Agreement may be amended, supplemented or rescinded upon mutual agreement by the Parties and upon the obtaining of necessary authorization and approvals by each Party for this purpose. The annexes attached hereto, as well as any amendments hereto shall form an integral part of this Agreement.

13.2

The Parties understand that the Series of Cooperation Agreements and other related documents, including this Agreement, are intended to have the business conducted by Party B and its divisions in China, including insurance brokerage business, etc., listed overseas by Party A’s holding company(ies) by way of a scheme of arrangement. As such, if the Parties are required by the competent regulatory authority to make amendment to the contents of the Series of Cooperation Agreement and/or other related documents, then the Parties shall unconditionally and fully comply with such requirement in time.

13.3

This Agreement shall continue until all of the Secured Obligations have been paid in full and Party B and/or Party C no longer have any obligations under the Series of Cooperation Agreements, provided, however, that the termination of this Agreement shall not affect any rights already accrued to the Parties prior to such termination. In such case, Party A shall as soon as reasonably practical assist Party B and Party C in cancelling the pledge registration hereunder.

13.4

Each Party warrants to the other Parties that once Party A is permitted by the PRC laws and decides to directly hold the equity in Party B and Party A and/or its subsidiaries and branches could carry out the business of Party B lawfully, it shall immediately rescind this Agreement, and Party A shall be entitled to exercise all exclusive purchase rights under the Exclusive Option and Equity Custody Agreement.

14.	Change in Circumstances

14.1

In addition to and without contravening the Series of Cooperation Agreements and any other provisions hereof, if as a result of enactment of or amendment to any PRC laws, regulations or rules, or change in the interpretation or application of any such laws, regulations or rules, or change in relevant registration procedures at any time, Party A believes that it would become illegal or inconsistent with such laws, regulations or rules to maintain this

Agreement valid and/or dispose of the Pledged equity in such manner as specified herein, then Party B and Party C shall immediately take any acts and/or execute any agreements or other documents, in either case, as may be instructed in writing and reasonably requested by Party A, with the view to:

14.1.1    maintaining this Agreement valid;

14.1.2    facilitating disposal of the Pledged equity by Party A in such manner as specified herein; and/or

14.1.3    maintaining or realizing the security created or purported to be created hereunder.

15.	Miscellaneous

15.1	The scope of the master contract hereunder may be changed from time to time upon mutual agreement by the Parties.

15.2

The execution, validity, construction, performance, amendment and termination of, and dispute resolution under, this Agreement shall be governed by the PRC laws. Any and all disputes arising out of this Agreement shall be settled through amiable negotiation. If any such dispute cannot be resolved through amiable negotiation within thirty (30) days following the giving by either Party of a request for such resolution, then either Party may submit such dispute to South China International Economic and Trade Arbitration Commission (the “Arbitration Authority”) for resolution by arbitration in accordance with the arbitration rules of the Arbitration Authority in force when a valid arbitration application is submitted. The place of arbitration shall be Shenzhen, China, and the language of the arbitration shall be Chinese. The arbitral award shall be final and binding upon the Parties. The Arbitration Authority is empowered to award that the equity and/or assets (including but not limited to land, houses, etc.) held by Party C in Party B should be used to indemnify for the losses incurred by Party A due to default by Party B and its subsidiaries and/or Party

C or order that Party B or its divisions should be liquidated, in either case, in accordance with their authority. When necessary, the Arbitration Authority is empowered to award that the breaching party should immediately stop its breach or that the breaching party should not take any acts which might result in Party A’s losses being aggravated, or grant injunctive relief (such as order to maintain operation or forced share or asset transfer, etc.), or award that Party C should be dissolved and/or liquidated in accordance with their authority before making a final award as to the dispute among the Parties. Subject to compliance with the PRC laws and regulations, as well as applicable arbitration rules, any courts of competent jurisdiction (i.e. those courts located in China, Hong Kong Special Administrative Region of China, the Cayman Islands, as well as the countries and regions in which the major assets of the Parties are situated) are empowered to, at any time before the formation of a tribunal or when appropriate, make an award granting provisional relief (such as property preservation, evidence preservation, etc.) in accordance with their authority to support the conduct of the arbitration, or to award that the breaching party should immediately stop its breach or that the breaching party should not take any acts which might result in Party A’s losses being aggravated in accordance with the interim award rendered by the Arbitration Authority. The Arbitration Authority is empowered to grant injunctive relief (such as order to maintain operation or forced share transfer, etc.) in accordance with their authority. During the arbitration, each Party is obliged to continue to perform its obligations hereunder, except for the matter in dispute and under arbitration.

15.3

This Agreement constitutes an entire agreement among the Parties in respect of the subject matter hereof and supersedes any and all previous letters, memos and agreements among the Parties in respect of such subject matter, whether written or oral, or express or implied. No change to this Agreement shall be binding upon the Parties unless the same is in writing and signed by the Parties.

15.4

If any provision of this Agreement is invalid or unenforceable, such invalidity or unenforceability shall not affect or prejudice the validity and enforceability of, or invalidate, the remainder hereof, which shall continue in full force and effect. The Parties shall through their best efforts replace such invalid or unenforceable provision with a valid and enforceable provision which comes as close as possible to such invalid or unenforceable provision in its original intention.

15.5

This Agreement is made in sixteen (16) counterparts, of which the Parties shall each hold one counterpart and the remaining counterparts shall be submitted to the competent administration for industry and commerce for the purpose of registration and/or to other competent governmental authorities for the purpose of registration or filing (if necessary).

[Intentionally Left Blank Below]

[Signature page of Equity Pledge Agreement]

Party A: Zhixuan International Management Consulting (Shenzhen) Co., Ltd.

Signature:	/s/ Cunjun Ma
Name:	Cunjun Ma
Title:	Legal Representative

[Signature page of Equity Pledge Agreement]

Party B: Shenzhen Huiye Tianze Investment Holding Co., Ltd.

Signature:	/s/ Cunjun Ma
Name:	Cunjun Ma
Title:	Legal Representative

[Signature page of Equity Pledge Agreement]

Party C1: Shenzhen Huidecheng Investment Development Limited Partnership

Signature:	/s/ Cunjun Ma
Name:	Cunjun Ma
Title:	General Partner

[Signature page of Equity Pledge Agreement]

Party C2: Xiamen Siyuan Investment Management Co., Ltd.

Signature:	/s/ Xuejun Xie
Name:	Xuejun Xie
Title:	Legal Representative

[Signature page of Equity Pledge Agreement]

Party C3: Focus Technology Co., Ltd.

Signature:	/s/ Jinhua Shen
Name:	Jinhua Shen
Title:	Authorized Signatory

[Signature page of Equity Pledge Agreement]

Party C4: Shenzhen Huideli Consulting Management Limited Partnership

Signature:	/s/ Cunjun Ma
Name:	Cunjun Ma
Title:	Authorized Signatory

[Signature page of Equity Pledge Agreement]

Party C5: Jiaxing Weirong Investment Management Limited Partnership

Signature:	/s/ Jun Xiong
Name:	Jun Xiong
Title:	Authorized Signatory

[Signature page of Equity Pledge Agreement]

Party C6: Shenzhen Chuang Dong Fang Changle Investment LLP

Signature:	/s/ Ke Xiao
Name:	Ke Xiao
Title:	Authorized Signatory

[Signature page of Equity Pledge Agreement]

Party C7: Shenzhen Chuang Dong Fang Internet Financing Investment LLP

Signature:	/s/ Ke Xiao
Name:	Ke Xiao
Title:	Authorized Signatory

[Signature page of Equity Pledge Agreement]

Party C8: Shenzhen Chuang Dong Fang Changrun Investment LLP

Signature:	/s/ Ke Xiao
Name:	Ke Xiao
Title:	Authorized Signatory

[Signature page of Equity Pledge Agreement]

Party C9: Beijing Koala Kunlve Internet Industrial Investment Fund LLP

Signature:	/s/ Wenkai Tian
Name:	Wenkai Tian
Title:	Authorized Signatory

[Signature page of Equity Pledge Agreement]

Party C10: Shenzhen Dachen Chuangkun Equity Investment Limited Enterprise

Signature:	/s/ Zhou Lin
Name:	Zhou Lin
Title:	Authorized Signatory

[Signature page of Equity Pledge Agreement]

Party C11: Xinyu Dong Guang Yuan Investment Management Center LLP

Signature:	/s/ Angsheng Jin
Name:	Angsheng Jin
Title:	Authorized Signatory

[Signature page of Equity Pledge Agreement]

Party C12: Shenzhen Chuang Dong Fang Changchen Investment LLP

Signature:	/s/ Ke Xiao
Name:	Ke Xiao
Title:	Authorized Signatory

Annex I: Shareholders of Huiye Tianze

1.	Shenzhen Huidecheng Investment Development Limited Partnership

2.	Xiamen Siyuan Investment Management Co., Ltd.

3.	Focus Technology Co., Ltd.

4.	Jiaxing Weirong Investment Management Limited Partnership

5.	Shenzhen Dachen Chuangkun Equity Investment Limited Enterprise

6.	Beijing Koala Kunlve Internet Industriral Investment Fund LLP

7.	Xinyu Dong Guang Yuan Investment Management Center LLP

8.	Shenzhen Chuang Dong Fang Changle Investment LLP

9.	Shenzhen Chuang Dong Fang Internet Financing Investment LLP

10.	Shenzhen Chuang Dong Fang Changchen Investment LLP

11.	Shenzhen Chuang Dong Fang Changrun Investment LLP

12.	Shenzhen Huideli Consulting Management Limited Partnership

Annex II:

Resolution of Board of Shareholders on equity pledge

In accordance with the Company Law of the People’s Republic of China and the Articles of Association of Shenzhen Huiye Tianze Investment Holding Co., Ltd., the board of shareholders of Shenzhen Huiye Tianze Investment Holding Co., Ltd. (the “Company”) held a meeting in the meeting room of the Company on June 6, 2019, at which the equity pledge was considered. The meeting was chaired by Cunjun Ma, the chairman of the Company, at which all shareholders of the Company were present, representing 100% of the voting rights in the Company. Upon discussion by all shareholders of the Company, it was resolved that:

1.	the shareholders be approved to pledge 100% of the equity in the Company to Zhixuan International Management Consulting (Shenzhen) Co., Ltd.;

2.

the Equity Pledge Agreement proposed to be executed by and between the Company and Zhixuan International Management Consulting (Shenzhen) Co., Ltd. and the shareholders on June 6, 2019 be approved, that aforesaid equity pledge be approved to be recorded in the register of shareholders, and that the agreement become effective as of the date when the Parties thereto have executed it and the Company has recorded such equity pledge in its register of shareholders;

3.	the Company register the aforesaid equity pledge with the competent administration for industry and commerce; and

4.

Zhixuan International Management Consulting (Shenzhen) Co., Ltd. or the person designated by it be entitled to exclusively exercise all rights that it may have as shareholder of the Company in accordance with the laws and the articles of association, including but not limited to the voting right, the right to receive or waive any dividends or bonus from the Company on behalf of the shareholders, the right to execute all documents on behalf of the shareholders, as well as all other rights that it may have as shareholder of the Company.

Hereby Resolved.

[Intentionally Left Blank Below]

Annex III:

Register of Members of Shenzhen Huiye Tianze Investment Holding Co., Ltd.

Name	Domicile	Subscribed Capital Contribution	Shareholding Ratio	Particulars of equity pledge

Shenzhen Huidecheng Investment Development Limited Partnership	Room 501, Building 4, Yuehai Industrial Village (Shenzhen Animation Park), Yuehai Road, Nanshan District, Shenzhen	RMB10,263,600.00	27.3950%

Xiamen Siyuan Investment Management Co., Ltd.	Area B, Room 365, 859 West Lianqian Road, Siming District, Xiamen	RMB9,791,254.00	21.8721%

Focus Technology Co., Ltd.	12F, Block A, Xinghuo Road Software Building, Nanjing High-tech Development Zone	RMB9,196,457.00	20.5434%

Shenzhen Huideli Consulting Management Limited Partnership	Room 201, Building A, No. 1, Qianwan 1st Road, Qianhai-Shenzhen-Hong Kong Corporation Zone, Shenzhen, China (in Shenzhen Qianhai Business Scretary Co., Ltd.)	RMB73,087.00	0.1632%

Jiaxing Weirong Investment Management Limited Partnership	Room 573-164, Floor 5, Building 2, Lianchuang Building, 883 Guangyi Road, Jiaxing City, Zhejiang Province	RMB4,916,084.00	10.9818%

Shenzhen Chuang Dong Fang Changle Investment LLP	Room 1209, West Block, Zhuzilin Qiushi Building, Middle Shennan Road, Xiangmihu Street, Futian District, Shenzhen	RMB983,217.00	2.1964%

Shenzhen Chuang Dong Fang Internet Financing Investment LLP	Room 1209, West Block, Zhuzilin Qiushi Building, Middle Shennan Road, Futian District, Shenzhen, China	RMB737,412.00	1.6473%

Shenzhen Chuang Dong Fang Changrun Investment LLP	Room 1209, West Block, Zhuzilin Qiushi Building, Middle Shennan Road, Xiangmihu Street, Futian District, Shenzhen	RMB491,608.00	1.0982%

Shenzhen Chuang Dong Fang Changchen Investment LLP	Room 1209, West Block, Zhuzilin Qiushi Building, Middle Shennan Road, Futian District, Shenzhen, China	RMB737,412.00	1.6473%

Beijing Koala Kunlve Internet Industrial Investment Fund LLP	Room 1115, Floor 11, Block D1, No. 1, Zhongguancun, Beiqing Road, Haidian District, Beijing	RMB2,105,086.00	4.7024%

Shenzhen Dachen Chuangkun Equity Investment Limited Enterprise	Floor 23, East Zone, Special Area Newspapers Building, 6008 Shennan Avenue, Lianhua Street, Futian District, Shenzhen	RMB2,370,777.00	5.2959%

Xinyu Dong Guang Yuan Investment Management Center LLP	Room 801, New Economic Building, 21 Kangtai Road, Yushui District, Xinyu City, Jiangxi Province	RMB1,099,917.00	2.4570%

The Company has executed this register of shareholders as of June 6, 2019.

Annex IV:

Shenzhen Huiye Tianze Investment Holding Co., Ltd.

Contribution Certificate

Company Name: Shenzhen Huiye Tianze Investment Holding Co., Ltd.

Date of Incorporation: October 30, 2014

Registered Capital: RMB 44,765,911.00

Shareholder Name: Shenzhen Huidecheng Investment Development Limited Partnership

Uniform Social Credit Code: 914403003194841583

Shareholder’s Contribution: RMB 10,263,600.00

Shareholder Name: Shenzhen Huideli Consulting Management Limited Partnership

Uniform Social Credit Code: 91440300MA5DF65AX2

Shareholder’s Contribution: RMB 73,087.00

Shareholder Name: Xiamen Siyuan Investment Management Co., Ltd.

Uniform Social Credit Code: 913502030793662583

Shareholder’s Contribution: RMB 9,791,254.00

Shareholder Name: Focus Technology Co., Ltd.

Uniform Social Credit Code: 91320191250002463L

Shareholder’s Contribution: RMB 9,196,457.00

Shareholder Name: Jiaxing Weirong Investment Management Limited Partnership

Uniform Social Credit Code: 91330402MA28A65U6D

Shareholder’s Contribution: RMB 4,916,084.00

Shareholder Name: Shenzhen Chuang Dong Fang Changle Investment LLP

Uniform Social Credit Code: 914403003197715019

Shareholder’s Contribution: RMB983,217.00

Shareholder Name: Shenzhen Chuang Dong Fang Internet Financing Investment LLP

Uniform Social Credit Code: 91440300088426670Y

Shareholder’s Contribution: RMB737,412.00

Shareholder Name: Shenzhen Chuang Dong Fang Changrun Investment LLP

Uniform Social Credit Code: 91440300311980210A

Shareholder’s Contribution: RMB491,608.00

Shareholder Name: Beijing Koala Kunlve Internet Industrial Investment Fund LLP

Uniform Social Credit Code: 91110000357933639B

Shareholder’s Contribution: RMB2,105,086.00

Shareholder Name: Shenzhen Dachen Chuangkun Equity Investment Limited Enterprise

Uniform Social Credit Code: 91440300359772736N

Shareholder’s Contribution: RMB2,370,777.00

Shareholder Name: Xinyu Dong Guang Yuan Investment Management Center LLP

Uniform Social Credit Code: 91360502MA368GQE54

Shareholder’s Contribution: RMB1,099,917.00

Shareholder Name: Shenzhen Chuang Dong Fang Changchen Investment LLP

Uniform Social Credit Code: 914403000886163784

Shareholder’s Contribution: RMB737,412.00

Pursuant to the Equity Pledge Agreement dated June 6, 2019 among Shenzhen Huidecheng Investment Development Partnership (Limited), Xiamen Siyuan Investment Management Co., Ltd., Focus Technology Co., Ltd., Shenzhen Huideli Consulting Management Partnership (Limited), Jiaxing Microfinance Investment Management Partnership (Limited), Shenzhen Chuangdongfang Changle Investment Enterprise (Limited), Shenzhen Chuangdongfang Internet Financial Investment Enterprise (Limited), Shenzhen Chuangdongfang Changrun Investment Enterprise (Limited), Beijing Koala Kunlve Internet Industry Investment Fund (Limited), Shenzhen Dachen Chuangkun Equity Investment Enterprise (Limited), Xinyu Dongguanyuan Investment Management Center (Limited) and Shenzhen Chuangdongfang Changchen Investment Enterprise (Limited) (collectively as the “Shareholders of Huiye Tianze”), Shenzhen Huiye Tianze Investment Holding Co., Ltd., and Zhixuan International Management Consulting (Shenzhen) Co., Ltd., the Shareholders of huiye Tianze have pledged 100% of the equity in Shenzhen Huiye Tianze Investment Holding Co., Ltd. to Zhixuan International Management Consulting (Shenzhen) Co., Ltd.

The Company has executed this contribution certificate as of June 6, 2019.

Shenzhen Huiye Tianze Investment Holding Co., Ltd. (Seal)

Legal representative: